================================================================================
                                                                    Exhibit 10.2

                            LLC MEMBERSHIP INTERESTS

                               PURCHASE AGREEMENT

                          dated as of February __, 2005

                                     between

                                PUSHPA H. THAKKAR

                                 BHARTI D. DESAI

                                MALAY H. THAKKAR

                                 KUSH H. THAKKAR

                                  NEEL D. DESAI

                                 TEJAL D. DESAI

                                   as Sellers,

                                       and

                     HERSHA HOSPITALITY LIMITED PARTNERSHIP

                                  as Purchaser


                  IN CONNECTION WITH THE SALE AND PURCHASE OF
    MEMBERSHIP INTERESTS IN LTD ASSOCIATES TWO, LLC, OWNER OF RESIDENCE INN
                      WILLIAMSBURG, WILLIAMSBURG, VIRGINIA


================================================================================

                   LLC MEMBERSHIP INTERESTS PURCHASE AGREEMENT
                   -------------------------------------------

          THIS LLC MEMBERSHIP INTERESTS PURCHASE AGREEMENT, dated as of the ______ day of February, 2005, (the "Agreement") between PUSHPA H. THAKKAR, BHARTI D. DESAI, MALAY H. THAKKAR, KUSH H. THAKKAR, NEEL D. DESAI and TEJAL D. DESAI, members of LTD Associates Two, LLC, on the one hand (collectively, each a "Sellers, and collectively, the "Sellers"), and HERSHA HOSPITALITY LIMITED PARTNERSHIP, a Virginia limited partnership (the "Purchaser"), provides:

                                    ARTICLE I
                                    ---------

                       DEFINITIONS; RULES OF CONSTRUCTION
                       ----------------------------------

     1.1     Definitions.   The  following  terms  shall  have  the  indicated
             -----------
meanings:

          "Act  of  Bankruptcy"  shall  mean  if a party hereto or any member or
           -------------------
general partner thereof shall (a) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (b) admit in writing its inability to pay its debts as they become due, (c) make a general assignment for the benefit of its creditors, (d) file a voluntary petition or commence a voluntary case or proceeding under the Federal Bankruptcy Code (as now or hereafter in effect), (e) be adjudicated a bankrupt or insolvent, (f) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts,
(g) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case or proceeding under the Federal Bankruptcy Code (as now or hereafter in effect), or (h) take any corporate or limited liability company action for the purpose of effecting any of the foregoing; or if a proceeding or case shall be commenced, without the application or consent of a party hereto or any general partner thereof, in any court of competent jurisdiction seeking (1) the liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of debts, of such party or general partner, (2) the appointment of a receiver, custodian, trustee or liquidator or such party or general partner or all or any substantial part of its assets, or (3) other similar relief under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case shall continue undismissed; or an order (including an order for relief entered in an involuntary case under the Federal Bankruptcy Code, as now or hereafter in effect) judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 consecutive days.

          "Articles  of Organization" shall mean the Articles of Organization of
           -------------------------
the LLC filed with the Commonwealth of Virginia State Corporation Commission, true and correct copies of which are attached hereto as Exhibit F.
                                                        ---------

          "Assignment  and  Assumption  Agreement"  shall  mean  any  and  all
           --------------------------------------
Assignment and Assumption Agreements, dated as of the Closing Date by and between Sellers and Purchaser.

          "Authorizations"  shall  mean  all  licenses,  permits  and  approvals
           --------------
required by any governmental or quasi-governmental agency, body or officer for the ownership, operation and use of the Property or any part thereof.

          "Closing"  shall  mean  the  closing  of  the sale and purchase of the
           -------
Interests  pursuant  to  this  Agreement.

          "Closing  Date"  shall  mean  the  date  on  which the Closing occurs.
           -------------

          "Consideration"  shall  be  determined  by subtracting the outstanding
           -------------
principal balance of the Existing Financing as of Closing from the LLC Valuation, and multiplying the balance by 75%

          "Continuing  Liabilities"  shall include liabilities arising under the
           -----------------------
Existing Financing (defined in Section 3.10) and the Operating Agreements (defined hereafter) on and subsequent to the Closing Date, or proration credits at Closing, but shall exclude any liabilities arising from any other arrangement, agreement, loan agreements, hotel management agreement, or pending litigation.

          "Contributed  Equity"  shall  mean  the  equity contribution that each
           -------------------
party shall be deemed to have made on the Closing Date and throughout the investment period. As a matter of example, Purchaser's preferred equity contribution shall include the Consideration and Purchaser's contribution toward the FF&E reserve and any other additional contribution made on the Closing Date and throughout the investment period.

          "Deposit"  shall  mean  the  amount of Two Hundred Thousand and No/100
           -------
($200,000.00)  Dollars.

          "Employment  Agreements" shall mean any and all employment agreements,
           ----------------------
written or oral, between the LLC or its managing agent and the persons employed with respect to the Property. A schedule indicating all pertinent information with respect to each Employment Agreement in effect as of the date hereof, name of employee, social security number, wage or salary, accrued vacation benefits, other fringe benefits, etc., is attached hereto as Exhibit B.
                                                   ---------

          "Escrow Agent" shall mean Equity Title Company, with an address of 200
           ------------
Golden Oak Court, Suite 100A, Virginia Beach, VA 23452.

          "Existing Financing" shall have the meaning set forth in Section 3.10.
           ------------------

          "FIRPTA  Certificate"  shall  mean  the affidavit of the Sellers under
           -------------------
Section 1445 of the Internal Revenue Code certifying that such Sellers are not a foreign corporation, foreign partnership, foreign limited liability company, foreign trust, foreign estate or foreign person (as those terms are defined in the Internal Revenue Code and the Income Tax Regulations), in form and substance satisfactory to the Purchaser for each Seller who is not a foreign corporation, foreign partnership, foreign limited liability company, foreign trust, foreign estate or foreign person.

          "Governmental  Body" shall mean any federal, state, municipal or other
           ------------------
governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

          "Gross  Revenues"  shall mean all room revenues from Hotel operations,
           ---------------
including, but not limited to, room revenues, revenues from food and beverage, revenues from telecommunication service, and revenues from other operated departments, rentals, and other business activities.

          "Hotel"  shall  mean the 108-room Residence Inn Williamsburg hotel and
           -----
related  amenities  located  on  the  Land.

          "Improvements"  shall  mean  the  Hotel  and  all  other  buildings,
           ------------
improvements, fixtures and other items of real estate located on the Land.

          "Insurance  Policies"  shall  mean those certain policies of insurance
           -------------------
described  on  Exhibit  C  attached  hereto.
               ----------

          "Intangible  Personal  Property"  shall  mean  all intangible personal
           ------------------------------
property owned or possessed by the Sellers and used in connection with the ownership, operation, leasing, occupancy or maintenance of the Property, including, without limitation, the Authorizations, general intangibles, business records, plans and specifications, surveys and title insurance policies pertaining to the real property and the personal property, all other licenses which are transferable, permits and approvals with respect to the construction, ownership, operation, leasing, occupancy or maintenance of the Property, any unpaid award for taking by condemnation or any damage to the Land by reason of a change of grade or location of or access to any street or highway.

          "Interests"  shall  mean  75%  of all right, title and interest in the
           ---------
Pushpa Interest, Bharti Interest, Malay Interest, Kush Interest, Neel Interest, and Tejal Interest, consisting, in the aggregate, of a 75% limited liability company interest in the LLC.

          "Pushpa  Interest"  shall mean all right, title and interest of Pushpa
           ----------------
H. Thakkar in the LLC, consisting of a 10% limited liability interest in the LLC.

          "Bharti  Interest"  shall mean all right, title and interest of Bharti
           ----------------
D.  Desai in the LLC, consisting of a 10% limited liability interest in the LLC.

          "Malay  Interest" shall mean all right, title and interest of Malay H.
           ---------------
Thakkar  in  the LLC, consisting of a 20% limited liability interest in the LLC.

          "Kush  Interest"  shall  mean all right, title and interest of Kush H.
           --------------
Thakkar  in  the LLC, consisting of a 20% limited liability interest in the LLC.

          "Neel  Interest"  shall  mean all right, title and interest of Neel D.
           --------------
Desai  in  the  LLC,  consisting of a 20% limited liability interest in the LLC.

          "Tejal  Interest" shall mean all right, title and interest of Tejal D.
           ---------------
Desai  in  the  LLC,  consisting of a 20% limited liability interest in the LLC.

          "Inventory"  shall  mean all inventory located at the Hotel, including
           ---------
without limitation, all mattresses, pillows, bed linens, towels, paper goods, soaps, cleaning supplies and other such supplies.

          "Knowledge"  shall  mean  the  actual  knowledge  of  the  Sellers.
           ---------

          "Land"  shall  mean that certain parcel of real estate lying and being
           ----
in the City of Williamsburg, Virginia, with an address of 1648 Richmond Road, Williamsburg, VA 23185, as more particularly described on Exhibit A attached
                                                              ---------
hereto, together with all easements, rights, privileges, remainders, reversions and appurtenances thereunto belonging or in any way appertaining, and all of the estate, right, title, interest, claim or demand whatsoever of the Sellers therein, in the streets and ways adjacent thereto and in the beds thereof, either at law or in equity, in possession or expectancy, now or hereafter acquired.

          "LLC" shall mean LTD Associates Two, LLC, a Virginia limited liability
           ---
company that owns, as its only assets, land and hotel improvements consisting of a 108-room Residence Inn Williamsburg situated in the City of Williamsburg, Virginia.

          "LLC  Operating Agreement" shall mean the current operating agreement,
           ------------------------
and any amendments and modifications thereto, of the LLC, a true and correct copy of which is attached hereto as Exhibit D.
                                    ---------

          "LLC  Valuation"  shall  mean a valuation of $16,000,000.00 for all of
           --------------
the LLC including the Hotel, Intangible Personal Property, Tangible Personal Property, and Real Property, and any other assets in connection with the Hotel.

          "Operating  Agreements"  shall mean the management agreements, service
           ---------------------
contracts, supply contracts, leases and other agreements, if any, in effect with respect to the construction, ownership, operation, occupancy or maintenance of the Property. All of the Operating Agreements in force and effect as of the date hereof are listed on Exhibit E attached hereto.
                          ---------

          "Owner's Title Policy" shall mean an owner's policy of title insurance
           --------------------
or the applicable endorsement issued to the LLC, pursuant to which the LLC's ownership of fee simple title to the Real Property is insured (including the marketability thereof) subject only to Permitted Title Exceptions. The Owner's Title Policy shall be acceptable in form and substance to the Purchaser, and, in the event such Owner's Title Policy is not acceptable to Purchaser, Purchaser, at its sole discretion, may obtain a new owner's policy of title insurance at its own cost and expense. The description of the Land in the Owner's Title Policy shall be by courses and distances and shall be identical to the description shown on a survey provided by the Sellers to the Purchaser.

          "Permitted  Title  Exceptions" shall mean those exceptions to title to
           ----------------------------
the Real Property that are satisfactory to the Purchaser as determined pursuant to Section 2.2.
   -----------

          "Property"  shall  mean  collectively  the  Land,  Improvements,  the
           --------
Inventory, the Reservation System, the Tangible Personal Property and the Intangible Personal Property.

          "Real  Property"  shall  mean  the  Land  and  the  Improvements.
           --------------

          "Reservation  System" shall mean the Sellers' Reservation Terminal and
           -------------------
Reservation System equipment and software (other than the LTD Management proprietary system), if any.

          "Study  Period"  shall  mean the period commencing at 9:00 a.m. on the
           -------------
date hereof, and continuing through 5:00 p.m. on March 15, 2005.

          "Tangible Personal Property" shall mean the items of tangible personal
           --------------------------
Property, consisting of all furniture, fixtures and equipment situated on, attached to, or used in the operation of the Hotel, and all furniture, furnishings, equipment, machinery, and other personal property of every kind located on or used in the operation of the Hotel and owned by the Sellers and/or the LLC.

          "Title  Company"  shall mean All American Abstract Company, Inc., with
           --------------
an address at 1260 Valley Forge Road, Suite 111, Phoenixville, PA 19460.

          "Tray  Ledger" shall mean the final night's room revenue (revenue from
           ------------
rooms occupied as of 12:01 a.m. on the Closing Date, exclusive of food, beverage, telephone and similar charges which shall be retained by the Sellers, including any sales taxes, room taxes or other taxes thereon.

          "Utilities"  shall mean public sanitary and storm sewers, natural gas,
           ---------
telephone, public water facilities, electrical facilities and all other utility facilities and services necessary for the operation and occupancy of the Property as a hotel.

     1.2     Rules  of  Construction.  The  following  rules  shall apply to the
             ------------------------
construction and interpretation of this Agreement:

          (a) Singular words shall connote the plural number as well as the singular and vice versa, and the masculine shall include the feminine and the neuter.

          (b) All references herein to particular articles, sections, subsections, clauses or exhibits are references to articles, sections, subsections, clauses or exhibits of this Agreement.

          (c) Headings contained herein are solely for convenience of reference and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect.

          (d) Each party hereto and its counsel have reviewed and revised (or requested revisions of) this Agreement, and therefore any usual rules of construction requiring that ambiguities are to be resolved against a particular party shall not be applicable in the construction and interpretation of this Agreement or any exhibits hereto.

                                   ARTICLE II
                                   ----------

                        PURCHASE AND SALE; STUDY PERIOD;
                        --------------------------------
                            PAYMENT OF CONSIDERATION
                            ------------------------

     2.1     Purchase  and Sale.  Each of the Sellers agrees to sell, assign and
             ------------------
transfer its respective Interests, in aggregate, to the Purchaser and the Purchaser agrees to purchase the Sellers' Interests in exchange for the Consideration and in accordance with the other terms and conditions set forth herein.

     (a)  The Consideration shall be paid as follows:

          (i) Upon the execution and delivery of this Agreement, Purchaser shall deposit the Deposit in an interest bearing account, which is and shall be fully refundable in accordance with the provisions with respect to the refund thereof as set forth in this Agreement, including, without limitation, unsatisfactory results of Study Period, in Purchaser's sole discretion, and/or default by any Sellers hereunder;

          and

          (ii) The balance of the Consideration, subject to adjustment as provided in this Agreement, shall be paid by the Purchaser by wire transfer to the Sellers or such payee as the Sellers may direct at the Closing. The Sellers shall provide Purchaser on or before the Closing with Sellers wiring instructions for the payment of the Consideration.

     (b) The Consideration shall be held by Equity Title Company to be released to Sellers upon delivery of the certificates, documents, instruments, agreements and other closing deliveries required by this Agreement.

     2.2     Study  Period.  (a)  The  Purchaser shall have the right, until the
             --------------
end of the Study Period, to enter upon the Real Property and to perform, at the Purchaser's expense, such economic, surveying, engineering, environmental, topographic and marketing tests, studies and investigations as the Purchaser may deem appropriate provided Purchaser gives Sellers at least twenty-four (24) hours notice prior to entering on the Real Property. The Purchaser shall investigate the Property and the LLC, including, without limitation, a full environmental due diligence audit and investigation of the Property and UCC, lien, litigation, judgment and bankruptcy searches on the LLC. Promptly following the signing of the Agreement by both parties, Sellers shall provide to Purchaser access to all information in connection with the Property and the LLC as required by Purchaser. Information shall include tax returns, books, accounts, records, contracts, financial reports and statements, organizational documents of the LLC including all amendments thereto, if any, and other relevant documents for completing the transactions contemplated in this Agreement. If such tests, studies and investigations warrant, in the Purchaser's sole, absolute and unbelievable discretion, the purchase of the Interests for the purposes contemplated by the Purchaser, then the Purchaser may elect to proceed to Closing and shall so notify the Sellers prior to the expiration of the Study Period. If for any reason the Purchaser does not so notify the Sellers of its determination to proceed to Closing prior to the expiration of the Study Period, or if the Purchaser notifies the Sellers, in writing, prior to the expiration of the Study Period that it has determined, for any reason, and in Purchaser's sole, absolute and unbelievable discretion, not to proceed to Closing, this Agreement automatically shall terminate, and the Purchaser shall be released from any further liability or obligation under this Agreement other than Purchaser's indemnification obligations given pursuant to this paragraph which shall survive termination of this Agreement, and the Deposit together with interest accrued thereon shall be immediately refunded to Purchaser. Purchaser shall indemnify Sellers' and the LLC for any loss, damage or liabilities arising our of activities relating to the Study Period and Purchaser shall obtain an insurance policy, in amounts and with a company, satisfactory to Sellers naming the LLC as an additional insured prior to entry upon the Property.

     (b) During the Study Period, the Sellers shall make available to the Purchaser, its agents, auditors, engineers, attorneys and other designees, for inspection copies of all existing architectural and engineering studies, surveys, title insurance policies, zoning and site plan materials, correspondence, environmental audits, environmental report, zoning compliance, financial reports from the date of commencement of hotel operations, franchise agreement, existing management agreement, deed and operating and services contracts, and all of the organizational documents of the LLC including all amendments thereto, if any, and other related materials or information if any, relating to the Property and the LLC.

     (c) During the Study Period, the Purchaser, at its expense, may cause an examination of title to the Property to be made, and, prior to the expiration of the Study Period, shall notify the Sellers of any defects in title shown by such examination that the Purchaser is unwilling to accept. The Sellers shall notify the Purchaser whether the Sellers are willing to cure such defects.
Sellers may cure, but shall not be obligated to cure such defects. If the Sellers are unwilling or unable to cure any such defects by Closing, the Purchaser shall elect (1) to waive such defects and proceed to Closing without any abatement in the Consideration or (2) to terminate this Agreement and receive a return of the Deposit with interest thereon. The Sellers shall not, after the date of this Agreement and until termination of this Agreement, subject the Property to and shall take all reasonable best efforts to prevent the Property from being subjected to any liens, encumbrances, covenants, conditions, restrictions, easements or other title matters or seek any zoning changes or take any other action which may affect or modify the status of title without the Purchaser's prior written consent, which consent shall not be unreasonably withheld or delayed. All title matters revealed by the Purchaser's title examination and not cured by the Sellers as provided above shall be deemed Permitted Title Exceptions. If Purchaser shall fail to examine title and notify the Sellers of any such title objections by the end of the Study Period, all such title exceptions (other than those rendering title unmarketable and those that are to be paid at Closing as provided above and other than any title exceptions first appearing after the date of Purchaser's title examination) shall be deemed Permitted Title Exceptions.

     (d) Within ten (10) days of the signing of the this Agreement by both parties, Sellers shall provide Purchaser with copies of existing franchise agreement, roof warranties, existing mortgage and loan documents, audited financial statements, and HVAC service records and warranties, an as-built ALTA survey, the existing owner's title policy, any existing mortgage policy, environmental report, zoning compliance, financial reports from the date of the opening of the Hotel, existing management agreement, deed and operating and services contracts, and all of the organizational documents of the LLC including all amendments thereto, if any. In the event that the environmental report is more than one year old, Purchaser may order a new environmental report and any cost and expense in connection with such new environmental report shall be borne by the LLC in the event the Closing occurs.

     (e) During the Study Period, at Purchaser's sole costs and expense, Purchaser may cause a property condition assessment to be performed on the Property ("Property Condition Assessment").

     (f) During the Study Period, Purchaser shall have an absolute right to complete its investigation of the Property and the LLC to its absolute satisfaction, and in the event, the results of the investigation are unsatisfactory in any respect to Purchaser, then Purchaser shall have the option to terminate the Agreement without liability, and the Deposit shall be immediately refunded in full to Purchaser.

     (g) During the Study Period, Purchaser and Sellers shall contact the Licensor, and obtain tentative approval of the transfer of the franchise license to the Lessee (defined hereafter in Section 3.25), and Sellers and Purchaser shall use diligent efforts to cooperate with Licensor to obtain such approval.

     (h) Purchaser and Sellers agree that, in the event any of the Sellers intend to sell any of their respective membership interests in the LLC after the Closing Date, Purchaser shall have the first right of refusal and, in the event Purchaser intends to sell any of its membership interests in the LLC after the Closing Date, Sellers shall have the first right of refusal. Such buy-sell provisions shall be incorporated in an Amended and Restated Operating Agreement for the LLC (the "JV Agreements") to be entered into by the Purchaser and Sellers at Closing, and such JV Agreements shall incorporate all essential terms of this Agreement.

     (i) During the Study Period, Purchaser shall make available to Sellers and Sellers' attorney copies of Purchaser's organizational documents, including all amendments thereto.

     (j) During the Study Period, Purchaser shall have the right, at its expense, to audit the books, records, and financial control procedures of the LLC with respect to the Hotel.

                                   ARTICLE III
                                   -----------

               SELLERS' REPRESENTATIONS, WARRANTIES AND COVENANTS
               --------------------------------------------------

          To induce the Purchaser to enter into this Agreement and to purchase the Property, the Sellers hereby jointly and severally make the following representations, warranties and covenants, upon each of which each of the Sellers acknowledges and agrees that the

Purchaser is entitled to rely and has relied upon:

     3.1     Identity  and  Power.  Each of the Sellers is and has all requisite
             --------------------
powers and all governmental licenses, authorizations, consents and approvals necessary to carry on his or her respective business as now conducted, to own, lease and operate his or her respective membership interest and Interests in the LLC, to execute and deliver this Agreement and any document or instrument required to be executed and delivered on behalf of the Sellers hereunder, to perform his obligations under this Agreement and any such other documents or instruments and to consummate the transactions contemplated hereby; and

     3.2     Authorization,  No  Violations  and  Notices.
             --------------------------------------------

          (a) The execution, delivery and performance of this Agreement by each of the Sellers, and the consummation of the transactions contemplated hereby have been duly authorized, adopted and approved by the Sellers as necessary. No other proceedings are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed by each Sellers and is a valid and binding obligation enforceable against each and every Sellers in accordance with its terms.

          (b) Neither the execution, delivery, or performance by any Sellers of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance by any Sellers with any of the provisions hereof, will,

               (i) except for the terms of the LLC's Existing Financing Documents (as defined in Section 3.10), the License (as defined in
          Section 3.25) and the LLC's liquor license, violate, conflict with, result in a breach of any provision of, constitute a default (or an event that, which, with or lapse of time or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration, or the creation of any lien, security interest, charge, or encumbrance upon any of the Property or assets of the LLC, under any of the terms, conditions, or provisions of, the Articles of Organization of such Sellers (if applicable), the LLC Operating Agreement, license, lease, agreement, or other instrument, or obligation to which the LLC is a party, or by which the LLC may be bound, or to which the LLC or the Property or assets may be subject; or

               (ii) violate any judgment, ruling, order, writ, injunction, decree, statute, rule, or regulation applicable to the LLC or its Property or assets that would not be violated by the execution, delivery or performance of this Agreement or the transactions contemplated hereby by the Sellers or compliance by the Sellers with any of the provisions hereof.

     3.3     Litigation  with  respect  to  Sellers.  There  is no action, suit,
             --------------------------------------
claim or proceeding pending or to Sellers' knowledge, threatened against or affecting any of the Sellers or any of the Sellers' assets in any court, before any arbitrator or before or by any governmental body or other regulatory authority (i) that would adversely affect such Sellers or their respective Interests, (ii) that seeks restraint, prohibition, damages or other relief in connection with this Agreement or the transactions contemplated hereby, or (iii) would delay the consummation of any of the transactions contemplated hereby. None of the Sellers is subject to any judgment, decree, injunction, rule or order of any court relating to such Seller's participation in the transactions contemplated by this Agreement.

     3.4     Interests  and  Property.
             ------------------------

          (a) The Interests will be on the Closing Date, free and clear of all liens and encumbrances and each of the Sellers has good, marketable title thereto and the right to convey same in accordance with the terms of this Agreement. Upon delivery of the Sellers' Assignment and Assumption Agreement to the Purchaser at Closing, good valid and marketable title to each and every Sellers' respective Interests, free and clear of all liens and encumbrances, will pass to the Purchaser. The Interests and Sellers' remaining 25% interests in the LLC constitute the only outstanding securities of the LLC. On the Closing Date, there shall be no pledge, lien or encumbrance on any of the membership interests in the LLC.

          (b) The Property will be on the Closing Date, free and clear of all liens and encumbrances, except for the Permitted Title Exceptions and the lien of the existing deed of trust, and the LLC has good, marketable title thereto and the right to convey same. The LLC is the fee simple owner of the Real Property and the sole owner of the Property.

     3.5     Bankruptcy  with  Respect  to  Sellers.  No  Act  of Bankruptcy has
             --------------------------------------
occurred  with  respect  to  the  Sellers.

     3.6     Brokerage  Commission.  The  Sellers  have  engaged the services of
             ---------------------
Doug Henkel of CB Richard Ellis as its broker and will be solely responsible for any brokerage or finder's fee, commission or other amount due to said broker.

     3.7     The  LLC.
             --------

          (a) The LLC is a limited liability company duly formed, validly existing and in good standing under the laws of the Commonwealth of Virginia and has all requisite powers necessary to carry on its business as now conducted, to own, lease and operate its properties and is in Good Standing in the Commonwealth of Virginia.

          (b) Neither the execution, delivery, or performance by the Sellers of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance by the Sellers or the LLC with any of the provisions hereof, will:

               (i) except for the terms of the LLC's Existing Financing Documents, the License and the LLC's liquor license, violate, conflict with, result in a breach of any provision of, constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration, or the creation of any lien, security interest, charge, or encumbrance upon any of the Property or other assets of the LLC, under any of the terms, conditions, or provisions of, the Articles of Organization of the LLC or LLC Operating Agreement, or any note, , license, lease, agreement, or other instrument or obligation to which the LLC is a party, or by which the LLC may be bound, or to which the LLC or its properties or assets may be subject; or

               (ii) violate any judgment, ruling, order, writ, injunction, decree, statute, rule, or regulation applicable to the LLC or any of the LLC's properties or assets.

          (c) Except for the Sellers, no party has any interest in the LLC or the Property or any portion thereof, or the right or option to acquire any interest in the LLC or the Property or any portion thereof. The LLC has no subsidiaries and does not directly or indirectly own any securities of or interest in any other entity, including, without limitation, any LLC or joint venture.

          (d) The LLC has conducted no business other than the ownership and operation of the Property.

     3.8     Liabilities,  Debts  and  Obligations.  Except  for  the Continuing
             -------------------------------------
Liabilities on the Closing Date, the LLC will have no liabilities, debts or obligations which have not been assumed by Sellers.

     3.9     Tax  Matters  with  respect  to  LLC.
             ------------------------------------

          (a) The Sellers have caused the LLC to file, and shall cause the LLC to file all income tax information returns on IRS Form 1065 (including K-1s for each member) and applicable state and local income tax forms required to be filed with the United States Government and with all states and political subdivisions thereof where any such returns are required to be filed and where the failure to file such return or report would subject the LLC or its sole member the Sellers, to any material liability or penalty. All taxes (other than sale taxes, rental taxes or the equivalent and real property taxes) imposed by the United States, or by any foreign country, or by any state, municipality, subdivision, or instrumentality of the United States or of any foreign country or by any other taxing authority, which are due and payable by the LLC have been paid in full or adequately provided for by reserves shown in their records and books of account and in the LLC's financial information. The LLC has not obtained or received any extension of time (beyond the Closing Date) for the assessment of deficiencies for any years or waived or extended the statute of limitations for the determination or collection of any tax. To the Sellers' Knowledge, no unassessed tax deficiency is proposed or threatened against the LLC.

          (b) All taxes, rental taxes or the equivalent, and all interest and penalties due thereon, required to be paid or collected by the LLC in connection with the operation of the Property as of the Closing Date will have been collected and/or paid to the appropriate governmental authorities, as required or such amounts shall be pro-rated as of the Closing Date. The Sellers shall cause the LLC to file, all necessary returns and petitions required to be filed through the Closing Date. The Sellers shall cause the LLC to prepare and file all federal and state income tax returns for the tax period ending on the Closing Date, which shall reflect the termination for tax purposes of the LLC.

     3.10     Contracts  and Agreements.  There is no loan agreement, guarantee,
              -------------------------
note, bond, indenture and other debt instrument, lease and other contract to which the LLC is a party or by which its assets are bound other than Permitted Title Exceptions, the Operating Agreements, and the loan documents respecting that certain financing by and among the LLC and the lender with the existing mortgage on the Property (the "Lender") with an outstanding balance of approximately $8,700,000.00 (the "Existing Financing Documents" and the "Existing Financing", respectively), and such Existing Financing shall continue to be the debt of the LLC after the Closing with the consent of the Lender.

     3.11     No Special Taxes.  The Sellers have no Knowledge of, nor have they
              ----------------
received any written notice of, any special taxes or assessments relating to the LLC or Property or any part thereof or any planned public improvements that may result in a special tax or assessment against the Property.

     3.12     Compliance  with  Existing  Laws.  The  LLC  possesses  all
              --------------------------------
Authorizations, each of which is valid and in full force and effect, and, to Sellers' Knowledge, no provision, condition or limitation of any of the Authorizations has been breached or violated. The LLC has not misrepresented or failed to disclose any relevant fact in obtaining all Authorizations, and the Sellers have no Knowledge of any change in the circumstances under which those Authorizations were obtained that result in their termination, suspension, modification or limitation other than the LLC's liquor license. The Sellers have no Knowledge, nor have they received written notice within the past three years, of any existing violation of any provision of any applicable building, zoning, subdivision, environmental or other governmental ordinance, resolution, statute, rule, order or regulation, including but not limited to those of environmental agencies or insurance boards of underwriters, with respect to the ownership, operation, use, maintenance or condition of the Property or any part thereof, or requiring any repairs or alterations other than those that have been made prior to the date hereof.

     3.13     Operating  Agreements.  The  LLC  has  performed  all  of  its
              ---------------------
obligations under each of the Operating Agreements and no fact or circumstance has occurred which, by itself or with the passage of time or the giving of notice or both, would constitute a material default under any of the Operating Agreements. Without the prior written consent of the Purchaser, which consent will not be unreasonably withheld or delayed, the Sellers shall cause the LLC not to enter into any new management agreement, maintenance or repair contract, supply contract, lease in which it is lessee or other agreements with respect to the Property, nor shall the Sellers cause the LLC to enter into any agreements modifying the Operating Agreements.

     3.14     Warranties and Guaranties.  The Sellers shall cause the LLC not to
              -------------------------
release or modify any warranties or guarantees, if any, of manufacturers, suppliers and installers relating to the Improvements and the Tangible Personal Property or any part thereof, except with the prior written consent of the
Purchaser, which consent shall not be unreasonably withheld or delayed. A complete list of all such warranties and guaranties in effect as of the date of this Agreement is attached hereto as Exhibit G.
                                           ----------

     3.15     Insurance.  All  of  the LLC's Insurance Policies are valid and in
              ---------
full force and effect, all premiums for such policies were paid when due and the Sellers shall cause the LLC to pay all future premiums for such policies up to the Closing Date (and any replacements thereof) on or before the due date therefor. The Sellers shall cause the LLC to pay all premiums on, and shall cause the LLC not to cancel or allow to expire, any of the LLC's Insurance Policies prior to the Closing Date unless such policy is replaced, without any lapse of coverage, by another policy or policies providing coverage at least as extensive as the policy or policies being replaced.

     3.16     Condemnation  Proceedings;  Roadways.  The  LLC  has  received  no
              ------------------------------------
written notice of any condemnation or eminent domain proceeding pending or threatened against the Property or any part thereof. The Sellers have no Knowledge of any change or proposed change in the route, grade or width of, or otherwise affecting, any street or road adjacent to or serving the Real Property.

     3.17     Litigation  with respect to LLC.  Except as set forth on Exhibit H
              -------------------------------                          ---------
there is no action, suit or proceeding pending or known to be threatened against or affecting the LLC or any part of or interest in the Property in any court, before any arbitrator or before or by any governmental agency which (a) in any manner raises any question affecting the validity or enforceability of this Agreement or any other material agreement or instrument to which the LLC is a party or by which it is bound and that is or is to be used in connection with, or is contemplated by, this Agreement, (b) could materially and adversely affect the business, financial position or results of operations of the LLC, (c) could materially and adversely affect the ability of the LLC to perform its obligations hereunder, or under any document to be delivered pursuant hereto,
(d) could create a lien on the Property, any part thereof or any interest therein, or (e) could otherwise materially and adversely affect the Property, any part thereof or any interest therein or the use, operation, condition or occupancy thereof.

     3.18     Labor  Disputes and Agreements.  There are not currently any labor
              ------------------------------
disputes pending or, to Sellers' knowledge, threatened as to the operation or maintenance of the Property or any part thereof. The LLC is not a party to any union or other collective bargaining agreement with employees employed in connection with the ownership, operation or maintenance of the Property. The employees of the LLC are at will employees.

     3.19     Financial  Information.  To  the  Sellers'  Knowledge,  except  as
              ----------------------
otherwise disclosed in writing to the Purchaser prior to the end of the Study Period, for each of the LLC's accounting years, when a given year is taken as a whole, all of the LLC's financial information previously delivered or to be delivered to the Purchaser is and shall be correct and complete in all material respects and presents accurately the financial condition of the LLC and results of the operations of the Property for the periods indicated, except that such statements do not have footnotes or schedules that may otherwise be required by GAAP. If requested by the Purchaser, the Sellers shall cause the LLC to deliver promptly all four-week period ending financial information available to the LLC. The LLC's financial information is prepared based on books and records maintained by the LLC in accordance with the LLC's accounting system. The LLC's financial information has been provided to the Purchaser without any changes or alteration thereto. To the best of Sellers' Knowledge, since the date of the last financial statement included in the LLC's financial information, there has been no material adverse change in the financial condition or in the operations of the Property.

     3.20     Organizational  Documents.  The LLC's Organizational Documents are
              -------------------------
in full force and effect and have not been modified or supplemented, and no fact or circumstance has occurred that, by itself or with the giving of notice or the passage of time or both, would constitute a default thereunder.

     3.21     Operation of Property.  The Sellers covenant that between the date
              ---------------------
hereof and the date of Closing Sellers shall cause the LLC to (a) operate the Property only in the usual, regular and ordinary manner consistent with the LLC's prior practice, (b) maintain the books of account and records in the usual, regular and ordinary manner, in accordance with sound accounting principles applied on a basis consistent with the basis used in keeping its books in prior years, and (c) use all reasonable efforts to preserve intact the present business organization, keep available the services of the present officers and employees and preserve their relationships with suppliers and others having business dealings with them. The Sellers shall cause the LLC to continue to make good faith efforts to take guest room reservations and to book functions and meetings and otherwise to promote the business of the Property in generally the same manner as the LLC did prior to the execution of this Agreement. Except as otherwise permitted hereby, from the date hereof until Closing, the Sellers shall use their good faith efforts to ensure that the LLC shall not take any action or fail to take action the result of which (i) would have a material adverse effect on the Property or the Purchaser's ability to continue the operation thereof after the Closing Date in substantially the same manner as presently conducted, (ii) reduce or cause to be reduced any room rents or any other charges over which Sellers or their affiliates have operational control, unless such reduction are made in the usual, regular and ordinary manner consistent with the Licensor's requirements and standards or are related to per diems for bids on government contracts, or (iii) would cause any of the representations and warranties contained in this Article III to be untrue as of
                                                  -----------
Closing.

     3.22     Bankruptcy with respect to LLC.  No Act of Bankruptcy has occurred
              ------------------------------
with  respect  to  the  LLC.

     3.23     Hazardous  Substances.  Except for matters in LLC's or Purchaser's
              ---------------------
environmental reports and except for cleaning supplies and the like used in the ordinary course of Seller's Business, Sellers have no Knowledge: (a) of the presence of any "Hazardous Substances" (as defined below) on the Property, or any portion thereof, or, (b) of any spills, releases, discharges, or disposal of Hazardous Substances that have occurred or are presently occurring on or onto the Property, or any portion thereof, or (c) of the presence of any PCB transformers serving, or stored on, the Property, or any portion thereof, and Sellers have no Knowledge of any failure to comply with any applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Substances (as used herein, "Hazardous Substances" shall mean any substance or material whose presence, nature, quantity or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials is either: (1) potentially injurious to the public health, safety or welfare, the environment or the Property, (2) regulated, monitored or defined as a hazardous or toxic substance or waste by any Governmental Body, or (3) a basis for liability of the owner of the Property to any Governmental Body or third party, and Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil, or any products, by-products or components thereof, and asbestos and toxic mold.

     3.24     Room  Furnishings.  All public spaces, lobbies, meeting rooms, and
              -----------------
each room in the Hotel available for guest rental is furnished in accordance with Licensor's standards for the Hotel and room type. The LLC is obligated to update the rooms of the Hotel and FF&E in accordance with the LLC's current franchise agreement with the Licensor. The cost of such updates shall be borne by Purchaser and Sellers in accordance with Section 5.22 hereof.

     3.25     License.
              -------

     (a) The license from Marriott International, Inc. (the "Licensor") with respect to the Hotel (the "License") is, and at Closing will be, valid and in full force and effect, and on the Closing Date none of the Sellers nor the LLC will be in default with respect thereto (with or without the giving of any required notice and/or lapse of time); however, the License will not be transferable without Licensor's consent.

      (b) Subject to Purchaser obtaining Licensor's consent, neither the execution, delivery, or performance by the Sellers of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance by the Sellers or the LLC with any of the provisions hereof, will violate, conflict with, result in a breach of any provision of, constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in a right of termination under any of the terms, conditions, or provisions of, the License.

     3.26     Access  to Financial Information.  Sellers shall provide access by
              --------------------------------
Purchaser's representatives, to all financial and other information relating to the Property and the LLC.

     3.27     Intentionally  Deleted.
              ----------------------

     3.28     Sufficiency  of  Certain  Items.  The  Property  contains not less
              -------------------------------
than:

          (a) a sufficient amount of furniture, furnishings, color television sets, carpets, drapes, rugs, floor coverings, mattresses, pillows, bedspreads and the like, to furnish each guest room, so that each such guest room is, in fact, fully furnished; and

          (b) a sufficient amount of towels, washcloths and bed linens, so that there are three sets of towels, washcloths and linens for each guest room (one on the beds, one on the shelves, and one in the laundry), together with a sufficient supply of paper goods, soaps, cleaning supplies and other such supplies and materials, as are reasonably adequate for the current operation of the Hotel.

     3.29     Environmental  Matters.  To the best of Sellers' actual knowledge,
              -----------------------
there are no violations of any environmental laws relating to Hazardous Substances respecting the Property or the Hotel. In addition, without limiting the generality of the foregoing, there are no instances and there have not at any time been any instances of toxic mold at the Property or the Hotel.

     3.30     Noncontravention.  The  execution  and  delivery  of,  and  the
              ----------------
performance by the Sellers of their respective obligations under this Agreement do not and will not contravene, or constitute a default under, any provision of applicable law or regulation, or any agreement, judgment, injunction, order, decree or other instrument binding upon the Sellers, or result in the creation of any lien or other encumbrance on any asset of the Sellers. There are no outstanding agreements (written or oral) pursuant to which the Sellers (or any predecessor to or representative of the Sellers) has agreed to sell or has granted an option or right of first refusal to acquire the Interests or the Property or any part thereof. Prior to the consummation of the transactions contemplated herein, the Existing Financing Documents require consent from the Lender and the License agreement with Licensor requires consent from Licensor, which consents shall be sought in accordance with the provisions of Article V
                                                                       ---------
and the obtaining of such consent shall be a condition precedent to Sellers' obligations to close.

     3.31     Third  Party Beneficiary.  Each of the representations, warranties
              ------------------------
and  covenants  contained  in this Article III and its various subparagraphs are
                                   -----------
intended for the benefit of the Purchaser and may be waived in whole or in part, by the Purchaser, but only by an instrument in writing signed by the Purchaser. Each of said representations, warranties and covenants shall survive the closing of the transaction contemplated hereby for one (1) year.

     3.32     Third  Party  Consents.  Sellers  shall use best efforts to obtain
              ----------------------
Lender's approval and consent to Purchaser's purchase of the Interests in the LLC and to obtain Licensor's consent to the transfer of the License to the Lessee.

                                    ARTICLE IV
                                    ----------

              PURCHASER'S REPRESENTATIONS, WARRANTIES AND COVENANTS
              -----------------------------------------------------

          To induce the Sellers to enter into this Agreement and to sell the Interests, the Purchaser hereby makes the following representations, warranties and covenants with respect to the Property, upon each of which the Purchaser acknowledges and agrees that the Sellers are entitled to rely and have relied upon:

     4.1     Organization  and  Power.  The  Purchaser  is a limited partnership
             ------------------------
duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia, and has all partnership powers and all governmental licenses, authorizations, consents and approvals to carry on its business as now conducted and to enter into and perform its obligations under this Agreement and any document or instrument required to be executed and delivered on behalf of the Purchaser hereunder.

     4.2     Noncontravention.  The execution and delivery of this Agreement and
             ----------------
the performance by the Purchaser of its obligations hereunder do not and will not contravene, or constitute a default under, any provisions of applicable law or regulation, the Purchaser's partnership agreement or any agreement, judgment, injunction, order, decree or other instrument binding upon the Purchaser or result in the creation of any lien or other encumbrance on any asset of the Purchaser. Any and all liens on the Interests shall be released at Closing.

     4.3     Litigation.  There  is  no  action,  suit or proceeding, pending or
             ----------
known to be threatened, against or affecting the Purchaser in any court or before any arbitrator or before any Governmental Body which (a) in any manner raises any question affecting the validity or enforceability of this Agreement or any other agreement or instrument to which the Purchaser is a party or by which it is bound and that is to be used in connection with, or is contemplated by, this Agreement, (b) could materially and adversely affect the ability of the Purchaser to perform its obligations hereunder, or under any document to be delivered pursuant hereto.

     4.4     Bankruptcy.  No  Act of Bankruptcy has occurred with respect to the
             ----------
Purchaser.

     4.5     No  Brokers.  The Purchaser has not engaged the services of, nor is
             -----------
it or will it become liable to, any real estate agent, broker, finder or any other person or entity for any brokerage or finder's fee, commission or other amount with respect to the transaction described herein.

                                    ARTICLE V
                                    ---------

                       CONDITIONS AND ADDITIONAL COVENANTS
                       -----------------------------------

          The Purchaser's obligations hereunder are subject to the satisfaction of the following conditions precedent and the compliance by the Sellers with the following covenants:

     5.1     Sellers'  Deliveries.  The  Sellers  shall  have  delivered  to the
             --------------------
Escrow Agent or the Purchaser, as the case may be, on or before the Closing Date, all of the documents and other information required of Sellers pursuant to
Section  6.2.
------------

     5.2     Representations,  Warranties and Covenants; Obligations of Sellers;
             -------------------------------------------------------------------
Certificate.  All  of  the  Sellers' representations and warranties made in this
-----------
Agreement shall be true and correct as of the date hereof and as of the Closing Date as if then made, there shall have occurred no material adverse change in the financial condition of the Property or the LLC since the date hereof, the Sellers shall have performed all of their material covenants and other obligations under this Agreement and the Sellers shall have executed and delivered to the Purchaser at Closing a certificate to the foregoing effect.

     5.3     Title  Insurance.  The  LLC  shall  hold  good and indefeasible fee
             ----------------
simple title to the Real Property and the Real Property shall be insurable as such.

     5.4     Condition  of  Improvements.  The  Improvements  and  the  Tangible
             ---------------------------
Personal Property (including but not limited to the mechanical systems, plumbing, electrical, wiring, appliances, fixtures, heating, air conditioning and ventilating equipment, elevators, boilers, equipment, roofs, structural members and furnaces) shall be in the same condition at Closing as they are as of the date hereof, reasonable wear and tear excepted. Prior to Closing, the Sellers shall not have diminished the quality or quantity of maintenance and upkeep services heretofore provided to the Real Property and the Tangible Personal Property and the Sellers shall not have diminished the Inventory. The Sellers shall not have removed or caused or permitted to be removed any part or portion of the Real Property or the Tangible Personal Property unless the same is replaced, prior to Closing, with similar items of at least equal quality and acceptable to the Purchaser.

     5.5     Utilities.  All  of  the  Utilities  shall  be  installed  in  and
             ---------
operating at the Property, and service shall be available for the removal of garbage and other waste from the Property.

     5.6     License.  From  the  date hereof to and including the Closing Date,
             -------
Sellers shall comply with and perform all of the duties and obligations of licensee under the License.

     5.7     Interests.  From  the  date  hereof to and including the earlier of
             ---------
the Closing Date or the date of termination of this Agreement, Sellers shall not sell, assign, pledge, hypothecate or otherwise transfer the Interests or any of Sellers' interests in the LLC, except as contemplated by this Agreement, nor shall the Sellers cause or permit the LLC to issue any securities to any person or to sell, pledge, transfer or otherwise dispose of the Property or any interest therein.

     5.8     Audits.  For  one  year following the Closing Date, Purchaser shall
             ------
have the right, at its expense, to audit the 2003 and 2004 books, records, financials, and financial control procedures of the LLC with respect to the Hotel.

     5.9     Franchise  License Contingency. As a condition to Closing, Licensor
             ------------------------------
(as defined in Section 3.25) will approve the transfer of the franchise to the Lessee (defined hereafter in Section 5.17). The LLC shall cause the franchise license with Licensor respecting the Hotel to be transferred to the Lessee, and Purchaser and Sellers shall cause the Lessee to obtain a franchise license with Licensor. Purchaser and Sellers shall use diligent efforts and shall fully cooperate with each other in pursuit of such franchise license with Licensor. Sellers shall contact Licensor and use best efforts to cause Licensor to waive, or at least reduce, the franchise transfer fees and costs. The LLC shall be responsible for all costs and expenses associated with the transfer of the franchise license to the Lessee. In the event that Licensor does not approve the transfer of the franchise license to the Lessee on or before the Closing Date, then either (i) the parties hereto may agree to extend the Closing Date or
(ii) Purchaser, at Purchaser's sole option, may elect to terminate this Agreement and receive a refund of the Deposit with interest thereon.

     5.10.     Existing  Financing.  The Existing Financing shall continue to be
               -------------------
the obligation of the LLC after the Closing. Any and all costs and fees associated with assignment and assumption of the Existing Financing shall be borne by the LLC and Sellers shall use best efforts to cause the Lender to waive, or at least reduce, any such costs and fees.

     5.11.     Existing Hotel Management Agreement. LLC shall cause the existing
                ----------------------------------
hotel management agreement for the Hotel, if any, to be terminated, and Sellers shall be responsible for all fees and costs associated with such termination.

     5.12.     Non-Competition.  At  Closing,  Sellers  shall  enter  into  a
               ---------------
non-competition agreement with Purchaser, pursuant to which Sellers shall agree that neither of the Sellers nor any of the Sellers' affiliates or family members shall directly or indirectly develop, construct, operate or acquire any hotel, other than a Fairfield Inn on Richmond Road in Williamsburg, Virginia, and a Holiday Inn Express on Richmond Road in Williamsburg, Virginia, within a 2-mile radius of the Hotel for a 3-year period from the Closing Date.

     5.13.     Non-Interference.     Neither  of  the  Sellers  nor  any  of the
               ----------------
Sellers' affiliates or family members shall hire or solicit any employee of the Hotel at any time. Notwithstanding the foregoing as long as LTD Management is operating the Hotel, LTD Management may transfer any employee of the Hotel to other hotels managed by LTD Management.

     5.14.     Third  Party  Consents.  To  the  extent  required by any service
               ----------------------
contract or agreement to which the LLC is a party, Sellers will obtain all necessary consents to the transfer of the Interests. Sellers shall obtain Licensor's consent in accordance with Section 5.9 and shall obtain the consent of the Lender on or before the Closing Date. Any and all costs and expenses associated with obtaining such third-party consents shall be borne by the LLC. In the event that Lender does not approve the transfer of the LLC Interests to the Purchaser on or before the Closing Date, then either (i) the parties hereto may agree to extend the Closing Date or (ii) Purchaser or Seller may elect to terminate this Agreement. In the event of such termination, Purchaser shall receive a refund of the Deposit with interest thereon.

     5.15.     Cash Flow Participation.  Purchaser shall, during the term of its
               ------------------------
investment and its membership in the LLC, beginning from the Closing Date, be entitled to receive on an annual basis first a twelve percent (12.0%) preferred return on its Contributed Equity from the net operating cash flows from the cash available for distribution of the LLC, which net operating cash flows are defined as Gross Operating Profit less the debt service payments, management fee, asset management fee (as set forth in the Asset Management Agreement (defined in Section 5.18)), property taxes, insurance premiums, lease payments (if any) and funds in the amount of four percent (4.0%) set aside in the FF&E replacement reserve. Sellers then on an annual basis shall be entitled to receive a twelve percent (12.0%) return on their Contributed Equity from the net operating cash flows (as defined above) from cash available for distribution of the LLC. Remaining cash flows from cash available for distribution ("Excess Cash") will be apportioned pro-rata based upon Sellers' and Purchaser's respective equity ownership in the LLC. The amount of Purchaser and Sellers' respective Contributed Equity as of the Closing Date shall be set forth in the Amended and Restated Operating Agreement of the LLC to be entered into between the parties as of the Closing Date.

     5.16.     Liquidation.  Proceeds  (after  payment of all outstanding debts,
               ------------
obligations and liabilities of the LLC) received from a sale, liquidation, refinancing or other capital event of the LLC (individually and collectively, "Event of Liquidation") shall be distributed as follows: First, the Purchaser shall receive the total amount of its Contributed Equity and Sellers shall receive second the total amount of their respective Contributed Equity, and then any remaining proceeds shall be divided pro-rata to Purchaser and Sellers based upon their respective equity ownership in the LLC. In the event there has been no third party offer to buy the LLC, prior to an Event of Liquidation occurring, Sellers shall have a right of first refusal based on a valuation of the LLC determined by three independent appraisers mutually approved by Purchaser and Sellers. Upon receipt of the three appraisals, Sellers shall have 30 days to make an offer to buy for the amount equal to the average of the three appraised valuations. In the event no such offer is made by Sellers in such 30-day period, Sellers' first refusal right shall be deemed waived. In the event Sellers elect to buy the Purchaser's membership interests within such 30-day period pursuant hereto, closing of the sale of such membership interests shall occur within 60 days of Sellers' election to buy.

     5.17.     Lessee.  On or before the Closing Date, Sellers and Purchaser, at
               -------
the sole cost and expense of the LLC, shall take all required actions to cause HT LTD Williamsburg, LLC, a Virginia limited liability company ("Lessee") to be formed and owned by Purchaser or its affiliate with 75% interest in the Lessee and the Sellers, collectively, with 25% interest in the Lessee.

     5.18.     Percentage  Lease  and New Hotel Management Agreement.  Purchaser
               -----------------------------------------------------
and Sellers shall cause the Lessee to enter into a percentage lease with LLC and LLC shall enter into such lease with Lessee. Purchaser and Sellers shall cause the Lessee to enter into a new management agreement for operation of the Hotel with LTD Management Company, LLC (the "Manager") (as amended, modified, and restated, the "Management Agreement"), which Management Agreement shall be negotiated between the parties during the Study Period. Under the Management
Agreement, Manager shall be responsible for the day-to-day operation of the Property. The management fee to Manager for the operation of the Hotel shall be 3% of Gross Revenues of the Hotel. Purchaser and Sellers shall cause the Lessee to enter into an asset management agreement with Hersha Hospitality Management, L.P. ("HHMLP") (the "Asset Management Agreement"), and pursuant to the Asset Management Agreement, HHMLP will act as Asset Manager, providing overall sales and management support to Lessee, and all accounting functions for the LLC, and HHMLP shall earn an asset management fee of 1% of the Gross Revenues. In the event Sellers sell their remaining 25% interests in the LLC, the Management Agreement shall terminate.

     5.19.     LLC  Manager.    Sellers and Purchaser agree that Jay H. Shah, or
               ------------
any other officer of Purchaser or its affiliates, shall be the new Manager of the LLC and appointment of this new Manager shall be effective on and after the Closing Date. Any sale, refinance, or liquidation of the LLC shall require the unanimous consent of all the members of the LLC.

     5.20.     Buy-Sell  Provisions.    Purchaser and Sellers agree that, in the
               --------------------
event any of the Sellers intend to sell any of their respective membership interests in the LLC after the Closing Date, Purchaser shall have the first right of refusal and, in the event Purchaser intends to sell any of its membership interests in the LLC after the Closing Date, Sellers shall have the first right of refusal. The non-offering party shall have 30 days to respond to an offer to sell by the other party and exercise its first right of refusal. In the event the non-offering party elects to purchase the membership interests being offered for sale within the 30-day response period, closing of the sale of such membership interests shall occur within 60 days of the non-offering party's election to buy. In the event the non-offering party does not accept the offer and does not elect to buy the membership interests offered for sale within the 30-day response period, the non-offering party's first right of refusal shall be deemed waived; provided that, if the non-offering party does not elect to buy the membership interests, the offering party shall have a period of 90 days

(beginning the day after the expiration of the 30-day response period) to sell the membership interests on the same terms and conditions contained in the right of refusal. In the event such a sale is not consummated within the 90-day period, then the non-offering party's right of first refusal shall continue to be applicable to any future proposed sales of the membership interests. Such buy-sell provisions shall be incorporated in the JV Agreements (as defined in Section 2.2(h)) to be entered into by the Purchaser and Sellers at Closing, and such JV Agreements shall incorporate all essential terms of this Agreement.

     5.21.     Hotel  Manager's  Employees.    The Manager may use its employees
               ---------------------------
who are not specifically assigned to the Hotel to perform services for the Hotel, and the pro-rata cost of their salaries, payroll taxes and employee benefits with respect to such services provided for the Hotel shall be reimbursed to Manager as an operating expense to the extent such costs are set forth in the budget approved by the Lessee. The provisions set forth in this
Section 5.21 shall be substantially incorporated in the Management Agreement to be entered into between the Lessee and the Manager. Furthermore, the Manager shall be reimbursed for the pro-rata cost of the salaries, payroll taxes and employee benefits of the Manager's Revenue Manager, Independent Maintenance Group and Marketing Personnel together with a pro-rata share of the expense incurred by such individuals to the extent such costs and expenses are set forth in the approved budget in accordance with the Management Agreement, provided that to the extent such expenses incurred by the Independent Maintenance Group are for repairs necessary for the maintenance and operation of the Hotel, the expenses will be paid for as an operating expense even if not set forth in the approved budget. For purposes of this provision, the pro-rata share shall be determined by a fraction the numerator of which shall be one (1) and the denominator will be the number of hotels/motels to which an individual is providing services.

     5.22.     Reserves  and  FF&E  Improvements.   Purchaser  agrees  that  at
               ---------------------------------
Closing it will provide up to $547,500 (75% of a maximum $730,000) towards FF&E Improvements required by the Licensor. To the extent that any portion of this money has been expended by Sellers, Purchaser will reimburse Sellers for all such funds expended by Sellers and Purchaser will provide the balance of such funds to pay for FF&E Improvements. Such reimbursement and/or expenditure by Purchaser shall be added to the total amount of Contributed Equity of Purchaser. Notwithstanding the foregoing, Sellers agree that at Closing they shall provide, if not already provided, up to $182,500 (which amount shall not be reimbursed by Purchaser) towards FF&E Improvements required by the Licensor, and Sellers shall receive credit as a capital contribution in the amount of such sums expended by Sellers for FF&E Improvements which shall be added to the total amount of the Contributed Equity of Sellers. Notwithstanding the foregoing, Sellers agree that they shall bear all costs for the FF&E Improvements that exceed, in aggregate, $730,000.

     Additionally, Purchaser shall reimburse Sellers 75% of any existing reserves/escrows held by Lender (including FF&E reserves and tax reserves) which have not been earmarked to be used for the $730,000 of FF&E Improvements which amount is to be determined at Closing, and such reimbursement shall be added to the total amount of Contributed Equity of Purchaser. Additionally, the Sellers shall receive credit as a capital contribution in the amount of 25% of any such reserves/escrows held with the Lender which amount shall be added to the total amount of

Contributed  Equity  of  Sellers.

     5.23.     Removal  of  Pledges/Liens.  As  of the Closing Date, any and all
               --------------------------
pledges of the LLC membership interests, if any, shall be released, and there shall be no pledge, lien, or encumbrance on any of the membership interests in the LLC as of the Closing Date.

                                    ARTICLE VI
                                    ----------

                                     CLOSING
                                     -------

     6.1     Closing.  Closing  shall  be  held  at  a location that is mutually
             -------
acceptable to the parties, on or before March 31, 2005.

     6.2     Sellers'  Deliveries.  At  Closing,  the  Sellers  shall deliver to
             --------------------
Purchaser all of the following instruments, each of which shall have been duly executed and, where applicable, acknowledged on behalf of the Sellers and shall be dated as of the date of Closing:

          (a)     Assignments  of  the  Interests.

          (b)     The  certificate  required  by  Section  5.2.
                                                  ------------

          (c)     The  Assignment  and  Assumption  Agreement.

          (d)     Intentionally  Deleted.

          (e) Such agreements, affidavits or other documents as may be reasonably required by the Title Company to issue an endorsement to the existing Owner's Title Policy with affirmative coverage over mechanics' and materialmen's liens.

          (f) The FIRPTA Certificate for the Sellers who are eligible to execute such certificate.

          (g) True, correct and complete copies of all warranties, if any, of manufacturers, suppliers and installers possessed by the Sellers and relating to the Improvements and the Personal Property, or any part thereof.

          (h)     Certified  copies  of  the  LLC's  Organizational  Documents.

          (i)     Certified  copies  of  any  entity  Sellers'  Organizational
Documents.

          (j) Appropriate consent of the LLC, authorizing (A) the execution of any documents to be executed and delivered by the LLC prior to, at or otherwise in connection with Closing and in connection with the transactions contemplated by this Agreement, and (B) the performance by the LLC of its obligations hereunder and under such documents.

          (k) Valid, final and unconditional certificate(s) of occupancy for the Real Property and Improvements, issued by the appropriate Governmental Body.

          (l)     Intentionally  Deleted.

          (m) All current real estate and personal property tax bills in the Sellers' or the LLC's possession or under its control.

          (n) A complete set of all guest registration cards, guest transcripts, guest histories, and all other available guest information.

          (o) An updated schedule of employees of the LLC, showing salaries and duties with a statement of the length of service of each such employee, brought current to a date not more than 48 hours prior to the Closing.

          (p) A complete list of all advance room reservations, functions and the like, in reasonable detail so as to enable the Purchaser to honor the LLC's commitments in that regard.

          (q) A list of the LLC's outstanding accounts receivable as of midnight on the date prior to the Closing, specifying the name of each account and the amount due the Sellers.

          (r)     All  keys  for  the  Property.

          (s) All books, records, operating reports, appraisal reports, files and other materials in the Sellers' possession or control which are necessary in the Purchaser's discretion to maintain continuity of operation of the Property.

          (t) An assignment of all warranties and guarantees from all contractors and subcontractors, manufacturers, and suppliers in effect with respect to the Improvements.

          (u)     Complete  set  of  "as-built"  drawings  for the Improvements.

          (v) Such proof, reasonably acceptable to the Sellers evidencing the payment by Purchaser of all transfer taxes if any, incurred in connection with the transactions contemplated by this Agreement.

          (w) Counsel opinion letter. During the Study Period, Sellers and Buyer will agree upon the form of Sellers' Counsel opinion letters satisfactory to both parties. In the event the parties do not agree upon the form of opinion letter, either party can terminate this Agreement.

          (x) A written instrument executed by the Sellers, conveying and transferring to the Purchaser all of the Sellers' right, title and interest in any telephone numbers and facsimile numbers relating to the Property, and, if the Sellers maintains a post office box, conveying to the Purchaser all of its interest in and to such post office box and the number associated therewith, so as to assure a continuity in operation and communication.

          (y) Any other document reasonably required by Purchaser in order to consummate the transaction.

     6.3     Purchaser's  Deliveries.  At  Closing,  the  Purchaser shall pay or
             -----------------------
deliver  to  the  Sellers  the  following:

          (a)     The  Consideration.

          (b)     The  Assignment  and  Assumption  Agreement.

          (c) Any other document or instrument reasonably requested by the Sellers or required hereby.

          (d) Counsel opinion letter. During the Study Period, Sellers and Purchaser will agree upon the form of Purchaser's Counsel opinion letter satisfactory to both parties. In the event the parties do not agree upon the form of opinion letter, either party can terminate this Agreement.

     6.4     Closing  Costs.   Real  estate  transfer  taxes, if any, and to the
             --------------
extent they are due and payable, shall be paid as customary in the Commonwealth of Virginia. All filing fees, recording or other similar taxes due with respect to the transfer of the Interests and all charges for title insurance premiums shall be paid by the LLC. LLC shall pay for any costs and expenses associated with obtaining of the consent from the Lender for the assumption of the Existing Financing and any cost and expenses associated with the transfer of the franchise to Lessee as well as any other costs and expenses in connection with any necessary third party reports related thereto.

     6.5     Income  and  Expense  Allocations.  All  income  and  expenses with
             ---------------------------------
respect to the Property, determined in accordance with United States generally accepted accounting principles consistently applied, shall be allocated between the Sellers and the LLC. The Sellers shall be entitled to all income and responsible for all expenses for the period of time up to but not including 12:01 a.m. on the Closing Date, and the LLC shall be entitled to all income for the period of time from, after and including 12:01 a.m. on the Closing Date as per Section 5.15 of this Agreement. All adjustments shall be made by separate agreement between the parties and shall be payable by check or wire transfer directly between the parties. Without limiting the generality of the foregoing, the following items of income and expense shall be allocated as of the Closing
Date:

          (a) Current and prepaid rents, including, without limitation, prepaid room receipts, function receipts and other reservation receipts.

          (b)     Real  estate  and  personal  property  taxes.

          (c)     Amounts  under  the  Operating  Agreements.

          (d) Utility charges (including but not limited to charges for water, sewer and electricity).

          (e) Wages, vacation pay, pension and welfare benefits and other fringe benefits of all persons employed at the Property who the Purchaser elects to employ.

          (f) All prepaid reservations and contracts for rooms confirmed by Sellers prior to the Closing Date for dates after the Closing Date, all of which Purchaser shall honor.

          The Sellers shall be required to pay all sales taxes and similar impositions on revenues generated from the Hotelup to the Closing Date.

          The LLC shall not be obligated to collect any accounts receivable or revenues accrued prior to the Closing Date for Sellers, but if the LLC collects same, such amounts will be promptly remitted to Sellers in the form received.

          If accurate allocations cannot be made at Closing because current bills are not obtainable (as, for example, in the case of utility bills or tax bills), the parties shall allocate such income or expenses at Closing on the best available information, subject to adjustment upon receipt of the final bill or other evidence of the applicable income or expense. Any income received or expense incurred by the Sellers or the LLC with respect to the Property after the date of Closing shall be promptly allocated in the manner described herein and the parties shall promptly pay or reimburse any amount due. The Sellers shall pay at Closing all special assessments and taxes applicable to the Property which are due on or before the Closing.

          The assignment of membership interest transferring the Sellers ownership of the Interests will be dated as of the Closing Date, and the Sellers will be entitled to any distributions thereon on and before the Closing Date.

                                   ARTICLE VII
                                   -----------

                           CONDEMNATION; RISK OF LOSS
                           --------------------------

     7.1     Condemnation.  In  the  event  of  any actual or threatened taking,
             ------------
pursuant to the power of eminent domain, of all or any portion of the Real Property, or any proposed sale in lieu thereof, the Sellers shall give written notice thereof to the Purchaser promptly after the Sellers learn or receive notice thereof. If all or any part of the Real Property is, or is to be, so condemned or sold such that the Hotel cannot be operated in the manner in which it currently is operated, the Purchaser shall have the right to terminate this Agreement and receive a refund of the Deposit with interest thereon. If the Purchaser elects not to terminate this Agreement, all proceeds, awards and other payments arising out of such condemnation or sale (actual or threatened) shall be paid or assigned, as applicable, to the Purchaser at Closing.

     7.2     Risk of Loss.  The risk of any loss or damage to the Property prior
             ------------
to the Closing shall remain upon the Sellers. If any such loss or damage to more than twenty five percent (25%) of the value of the Improvements occurs prior to Closing, the Purchaser shall have the right to terminate this Agreement and receive a refund of the Deposit with interest thereon. If the Purchaser elects not to terminate this Agreement, all insurance proceeds and rights to proceeds arising out of such loss or damage shall be paid or assigned, as applicable, to the LLC at Closing.

                                   ARTICLE VIII
                                   ------------

               LIABILITY OF PURCHASER; INDEMNIFICATION BY SELLERS;
               ---------------------------------------------------
                     TERMINATION RIGHTS; RIGHTS OF PURCHASER
                     ---------------------------------------

     8.1     Liability  of  Purchaser.  Except  for  any  obligation  expressly
             ------------------------
assumed or agreed to be assumed by the Purchaser hereunder and in the Assignment and Assumption Agreement, the Purchaser does not assume any obligation of the Sellers or any liability for claims arising out of any occurrence prior to Closing.

     8.2     Indemnification  by  Sellers.  The  Sellers  hereby,  jointly  and
             ----------------------------
severally, indemnify and hold the Purchaser harmless from and against any and all claims, costs, penalties, damages, losses, liabilities and expenses, subject to Section 9.11, that may at any time be incurred by the Purchaser, whether
    -------------
before or after Closing, as a result of any breach by the Sellers of any of their representations, warranties, covenants or obligations set forth herein or in any other document delivered by the Sellers pursuant hereto.

     8.3     Specific Performance and Remedies.  Sellers agree that in the event
             ----------------------------------
of any breach or threatened breach by Sellers of any covenant, obligation or other provision contained in this Agreement, Purchaser shall be entitled (as its sole remedy), to the extent permitted by applicable law, to seek (a) a decree or order of specific performance to enforce the observance and performance of such covenant, obligation or other provision and (b) an injunction restraining such breach or threatened breach. If any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement is brought against any party to this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

     8.4     Termination  by  Sellers.  If,  prior  to  Closing,  the  Purchaser
             ------------------------
defaults in performing any of its obligations under this Agreement and the Purchaser fails to cure any such default within ten (10) days after notice thereof from the Sellers, then the Sellers' sole remedy for such default shall be to terminate this Agreement. Upon such termination, Sellers shall be entitled to receive the Deposit as LIQUIDATED DAMAGES in full and complete satisfaction of any and all damages incurred by Sellers on account of such default, it being acknowledged and agreed that in the event of any such default it would be difficult or impossible to ascertain the precise amount of such damages and the amount of the Deposit are fair and reasonable estimates of the amount of such damages. Upon notice to the Escrow Agent of Purchaser's default, the Escrow Agent shall transfer the Deposit to Sellers.

                                   ARTICLE IX
                                   ----------

                            MISCELLANEOUS PROVISIONS
                            ------------------------

     9.1     Completeness;  Modification.  This Agreement constitutes the entire
             ---------------------------
agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior discussions, understandings, agreements and negotiations between the parties hereto.

This Agreement may be modified only by a written instrument duly executed by the parties hereto.

     9.2     Assignments.  The  Purchaser may assign its rights hereunder to any
             -----------
affiliate of Purchaser without the consent of the Sellers. No such assignment shall relieve the Purchaser of any of its obligations and liabilities hereunder.

     9.3     Successors and Assigns.  The benefits and burdens of this Agreement
             ----------------------
shall inure to the benefit of and bind the Purchaser and the Sellers and their respective party hereto.

     9.4     Days.  If any action is required to be performed, or if any notice,
             ----
consent or other communication is given, on a day that is a Saturday or Sunday or a legal holiday in the jurisdiction in which the action is required to be performed or in which is located the intended recipient of such notice, consent or other communication, such performance shall be deemed to be required, and such notice, consent or other communication shall be deemed to be given, on the first business day following such Saturday, Sunday or legal holiday. Unless otherwise specified herein, all references herein to a "day" or "days" shall refer to calendar days and not business days.

     9.5     Governing Law.  This Agreement and all documents referred to herein
             -------------
shall be governed by and construed and interpreted in accordance with the laws of the Commonwealth of Virginia.

     9.6     Counterparts.  To  facilitate  execution,  this  Agreement  may  be
             ------------
executed in as many counterparts as may be required. It shall not be necessary that the signature on behalf of both parties hereto appear on each counterpart hereof. All counterparts hereof shall collectively constitute a single agreement.

     9.7     Severability.  If  any  term,  covenant  or  condition  of  this
             ------------
Agreement, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to other persons or circumstances, shall not be affected thereby provided the parties realize the material benefits of this Agreement, and each term, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     9.8     Costs.  Regardless  of whether Closing occurs hereunder, and except
             -----
as otherwise expressly provided herein, each party hereto shall be responsible for its own costs in connection with this Agreement and the transactions contemplated hereby, including without limitation fees of attorneys, engineers and accountants.

     9.9     Notices.  All  notices,  requests, demands and other communications
             -------
hereunder shall be in writing and shall be delivered by hand, transmitted by facsimile transmission, sent prepaid by Federal Express (or a comparable overnight delivery service) or sent by the United States mail, certified, postage prepaid, return receipt requested, at the addresses and with such copies as designated below. Any notice, request, demand or other communication delivered or sent in the manner aforesaid shall be deemed given or made (as the case may be) when actually delivered to the intended recipient.



     If  to  the  Sellers:          H.  K.  Thakkar,  as  Authorized
     ---------------------
                                    Agent  for  the  Sellers
                                    1564  Crossways  Boulevard
                                    Chesapeake,  Virginia  23320
                                    Facsimile:  757-420-0931
                                    Telephone:  757-420-0900

     With  a  copy  to:             Alan  M.  Frieden,  Esquire
     -----------------
                                    Faggert  &  Frieden,  P.C.
                                    222  Central  Park  Avenue,  Suite  1300
                                    Virginia  Beach,  Virginia  23462
                                    Telephone:  757-424-3232
                                    Fax:  757-424-0102

     If  to  the  Purchaser:        Hersha  Hospitality  Limited  Partnership
     ----------------------
                                    148  Sheraton  Drive,  Box  A
                                    New  Cumberland,  PA  17070
                                    Attn:  Ashish  Parikh
                                    Telephone:  717-770-2405
                                    Facsimile:  717-774-7383

     With  a  copy  to:             Shah  &  Byler  LLP
     -----------------
                                    510  Walnut  Street,  9th  Floor
                                    Philadelphia,  PA  19106
                                    Attn:  Lok  Mohapatra,  Esquire
                                    Telephone:  215-238-1045
                                    Facsimile:  267-238-1874

Or to such other address as the intended recipient may have specified in a notice to the other party. Any party hereto may change its address or designate different or other persons or entities to receive copies by notifying the other party and the Escrow Agent in a manner described in this Section.

     9.10     Incorporation  by  Reference.  All of the exhibits attached hereto
              ----------------------------
are by this reference incorporated herein and made a part hereof.

     9.11     Survival.  All  of  the representations, warranties, covenants and
              --------
agreements of the Sellers and the Purchaser made in, or pursuant to, this Agreement shall survive for a period of twelve (12) months following Closing and shall not merge into the Deed or any other document or instrument executed and delivered in connection herewith.

     9.12     Further  Assurances.  The  Sellers and the Purchaser each covenant
              -------------------
and agree to sign, execute and deliver, or cause to be signed, executed and delivered, and to do or make, or cause to be done or made, upon the written request of the other party, any and all agreements, instruments, papers, deeds, acts or things, supplemental, confirmatory or otherwise, as may be reasonably required by either party hereto for the purpose of or in connection with consummating the transactions described herein.

     9.13     Preferred  Member.  Pursuant to this Agreement, Purchaser shall be
              -----------------
a preferred investor and member in the LLC, and as such shall receive a preferred return on its Contributed Equity from the distributed cash flow of the LLC as per Section 5.15.

     9.14     Time  of  Essence.  Time  is  of the essence with respect to every
              -----------------
provision  hereof.

     9.15     Confidentiality.  Purchaser and Sellers and their representatives,
              ----------------
including any professionals representing the Purchaser and Sellers, shall keep the existence and terms of this Agreement strictly confidential, except to the extent disclosure is compelled by law, and then only to the extent of such compulsion.

     9.16     Publicity.  The  parties  agree  that  no  party  shall contact or
              ---------
conduct negotiations with public officials, make any public pronouncements, issue press releases or otherwise furnish information regarding this Agreement and/or the transactions contemplated by this Agreement to a third party without obtaining the prior written consent of all parties. No party, or its employees with knowledge of the transactions contemplated herein, shall trade in the securities of any affiliate of Purchaser until a public announcement of the transactions contemplated by this Agreement has been made public.

          IN WITNESS WHEREOF, the Sellers and the Purchaser have caused this Agreement to be executed in their names by their respective duly-authorized representatives.

                                     SELLERS:
                                     --------


                                     _____________________________
                                     By:  Pushpa H. Thakkar


                                     _____________________________
                                     By:  Bharti D. Desai


                                     _____________________________
                                     By:  Malay H. Thakkar

                                     _____________________________
                                     By:  Kush H. Thakkar


                                     _____________________________
                                     By:  Neel D. Desai


                                     _____________________________
                                     By:  Tejal D. Desai

                                     PURCHASER:
                                     ----------

                                     Hersha Hospitality Limited Partnership, a
                                     Virginia limited partnership

                                     By:  Hersha Hospitality Trust, a Maryland
                                          business trust, its sole general
                                          partner

                                     By: ___________________________
                                         Jay H. Shah, President & COO


                                     THE LLC:
                                     --------

                                     LTD ASSOCIATES TWO, LLC, a Virginia
                                     limited liability company


                                     By: _________________________

                                         _______________________, Manager

                                    EXHIBIT A
                                    ---------

                            LEGAL DESCRIPTION OF LAND
                            -------------------------

                                    EXHIBIT B
                                    ---------

                              EMPLOYMENT AGREEMENTS
                              ---------------------

                                    EXHIBIT C
                                    ---------

                               INSURANCE POLICIES
                               ------------------

                                    EXHIBIT D
                                    ---------

                             LLC OPERATING AGREEMENT
                             -----------------------

                                    EXHIBIT E
                                    ---------

                              OPERATING AGREEMENTS
                              --------------------

                                    EXHIBIT F
                                    ---------

                          LLC ARTICLES OF ORGANIZATION
                          ----------------------------

                                    EXHIBIT G
                                    ---------

                       SELLERS' WARRANTIES AND GUARANTIES
                       ----------------------------------

                                    EXHIBIT H
                                    ---------

                               LITIGATION SCHEDULE
                               -------------------